Exhibit 10.2

Amendment No. 1 to the Amended and Restated Tax Receivable Agreement

This Amendment No. 1 (this “Amendment”), dated and effective as of February 16, 2024, amends that certain Amended and Restated Tax Receivable Agreement, dated as of April 4, 2023 (the “TRA”), by and among Fathom Digital Manufacturing Corporation, a Delaware corporation (the “Corporation”) and the Majority TRA Parties (as defined therein). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the TRA.

RECITALS

WHEREAS, the Corporation and the Majority TRA Parties entered into the TRA as of April 4, 2023;

WHEREAS, concurrently herewith, the Corporation has entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among, Fathom Digital Manufacturing Intermediate, LLC, a Delaware limited liability company, Fathom Digital Manufacturing Merger Sub, Inc., a Delaware corporation, Fathom Digital Manufacturing Merger Sub 2, LLC, a Delaware limited liability company, Fathom Holdco, LLC, a Delaware limited liability company and the Corporation;

WHEREAS, (a) pursuant to Section 7.6(b) of the TRA, the TRA may be amended or modified by a written instrument signed by each of the Corporation and the TRA Parties who would be entitled to receive more than fifty percent (50%) of the aggregate amount of the Early Termination Payments payable to all TRA Parties if the Corporation had exercised its right of Early Termination on the date of the most recent Exchange prior to such amendment (excluding all payments made to any TRA Party pursuant to the TRA since the date of such most recent Exchange) (collectively, the “Requisite Parties”) and (b) the Corporation, the entities identified as the “CORE Parties” on the signature pages hereto and the entities identified as the “Siguler- Guff Parties” on the signature pages hereto, together with any persons and entities that execute joinders hereto, are the Requisite Parties; and

WHEREAS, the Requisite Parties wish to amend and modify the TRA as set forth herein. NOW, THEREFORE, the TRA is hereby amended as follows:

1.
Amendment. The following is hereby added to Article IV of the TRA as a new Section 4.4:
a.
“Notwithstanding the foregoing or anything else to the contrary in this Agreement (including the first proviso in the first sentence of Section 4.1(a)), this Agreement shall automatically terminate in full without any payment (including any Tax Benefit Payment under Section 3.1 or any Early Termination Payment under Section 4.1 and Section 4.3) or continuing obligation to or from any party hereto, upon the consummation of the merger of Fathom Digital Manufacturing Merger Sub, Inc., a Delaware corporation (“Company Merger Sub”) with and into the Corporation (the “Company Merger”) pursuant to that certain Agreement and Plan of Merger, dated as of February 16, 2024, by and among Fathom Digital

Manufacturing Intermediate, LLC, a Delaware limited liability company, Company Merger Sub, Fathom Digital Manufacturing Merger Sub 2, LLC, a Delaware limited liability company, the Company and the Corporation (as may be amended from time to time pursuant to its terms, the “Merger Agreement”). Notwithstanding anything in this Agreement to the contrary, neither the execution of the Merger Agreement nor the consummation of the Company Merger shall constitute a Change of Control and no payment (including any Tax Benefit Payment under Section 3.1 or any Early Termination Payment under Section 4.1 and Section 4.3) to or from any party hereto shall be made as a result thereof.”

2.
Effect of Amendment. Upon the execution and delivery of this Amendment by the Requisite Parties, this Amendment shall become effective as of the date hereof pursuant to Section 7.6(b) of the TRA and be binding upon and enforceable against the other TRA Parties. This Amendment shall not constitute an amendment or modification of any other provision of the TRA not expressly referred to in Section 1 of this Amendment. Except as specifically modified and amended hereby, the TRA shall remain unchanged and in full force and effect. References in the TRA to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the TRA as amended hereby, and references to the date of the TRA, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the TRA, shall continue to refer to April 4, 2023.
3.
Miscellaneous. The provisions of Sections 7.1 (Notices), 7.2 (Counterparts), 7.3 (Entire Agreement; No Third Party Beneficiaries), 7.4 (Governing Law), 7.5 (Severability), 7.6 (Successors; Assignment; Amendments; Waivers), 7.7 (Titles and Subtitles), 7.8 (Resolution of Disputes) and 7.10 (Confidentiality) of the TRA are incorporated herein by reference, mutatis mutandis, and shall be binding upon the Corporation and the TRA Parties.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date set forth above.

THE CORPORATION:

FATHOM DIGITAL MANUFACTURING CORPORATION

By: /s/ Carey Chen

Name: Carey Chen

Title: CEO

CORE PARTIES:

CORE INDUSTRIAL PARTNERS FUND I, L.P. By: CORE INDUSTRIAL PARTNERS GP I, LLC

Its: General Partner

By: /s/ John May

Name: John May

Title: Managing Partner

CORE INDUSTRIAL PARTNERS FUND I PARALLEL, L.P.

By: CORE INDUSTRIAL PARTNERS GP I, LLC

Its: General Partner

By:

/s/ John May

Name: John May

Title: Managing Partner

SIGULER-GUFF PARTIES:

SIGULER GUFF SMALL BUYOUT OPPORTUNITIES FUND (T), LP

By: /s/ Joshua Posner Name: Joshua Posner

Title: Authorized Signatory

SIGULER GUFF SMALL BUYOUT OPPORTUNITIES FUND III, LP

By: /s/ Joshua Posner Name: Joshua Posner

Title: Authorized Signatory

SIGULER GUFF SMALL BUYOUT OPPORTUNITIES FUND III (F), LP

By: /s/ Joshua Posner Name: Joshua Posner

Title: Authorized Signatory

SIGULER GUFF SMALL BUYOUT OPPORTUNITIES FUND III (C), LP

By: /s/ Joshua Posner Name: Joshua Posner

Title: Authorized Signatory

SIGULER GUFF SMALL BUYOUT OPPORTUNITIES III (UK), LP

By: /s/ Joshua Posner

Name: Joshua Posner

Title: Authorized Signatory

SIGULER GUFF HP OPPORTUNITIES FUND II, LP

By: /s/ Joshua Posner Name: Joshua Posner

Title: Authorized Signatory

SIGULER GUFF AMERICAS OPPORTUNITIES FUND, LP

By: /s/ Joshua Posner Name: Joshua Posner

Title: Authorized Signatory